REPURCHASE AGREEMENT

         THIS REPURCHASE AGREEMENT, dated as of April 6, 1999, by and between PALOMAR MEDICAL TECHNOLOGIES, INC., a Delaware corporation (the "Company"), with offices located at 45 Hartwell Avenue, Lexington, Massachusetts 02421-3102, and ADVANTAGE FUND LIMITED, a British Virgin Islands corporation ("Advantage").

                              W I T N E S S E T H:

         WHEREAS, Advantage owns (i) 403 shares (the "Shares") of Series G Convertible Preferred Stock, $.01 par value, of the Company (the "Series G Preferred Stock") and (ii) the promissory note of the Company payable to Advantage due January 8, 2000 in the aggregate principal amount of $1,619,808.31 (the "Note"); and

         WHEREAS, Upon the terms and subject to the conditions set forth herein, the Company has agreed to repurchase the Shares and the Note (the "Repurchase");

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.       DEFINITIONS.

         The following terms used in this Agreement shall have the following meanings:

         "Certificate of Designations" means the Certificate of Designations for the Series G Preferred Stock.

         "Exchange Agreement" means the Exchange Agreement, dated as of December 31, 1997, between the Company and Advantage.

         "Note Repurchase Price" means the net present value as of the day preceding the Repurchase Date of the $1,619,808.31 amount due under the Note using a 5% discount rate from the January 8, 2000 maturity date.

         "Principal Agreements" means the Note, the Certificate of Designations, the Exchange Agreement, the Registration Rights Agreement, dated as of September 26, 1996, between the Company and Advantage, and the other agreements and instruments contemplated thereby.

         "Repurchase   Date"  means  the  date  the  Shares  and  the  Note  are
repurchased by the Company pursuant to this Agreement.

         "Repurchase Period" means the period from the date of this Agreement until the earlier of (i) May 20, 1999 or (ii) the date of the Star Sale Cancellation.

         "Repurchase Price" means the sum of the Share Repurchase Price and the Note Repurchase Price.

         "Share Repurchase Price" means the number of shares multiplied by the per share Redemption Price as such term is defined in Section 8 of the Certificate of Designations.

         "Star Sale" means the closing of the sale by the Company to Coherent, Inc. of all of the Company's ownership interest in Star Medical Technologies, Inc., a subsidiary of the Company, as described in the Company's proxy statement dated March 12, 1999 or pursuant to a substantially similar transaction.

         "Star Sale Cancellation" means the first time the Company's gives to or receives written notice from any party involved in the proposed Star Sale that the transactions contemplated by the proposed Star Sale have been cancelled, terminated or suspended (including the failure to seek or obtain approval of the Company's Stockholders.)

         2.       THE REPURCHASE.

         (a) Repurchase Obligation. If the Star Sale occurs on or before May 15, 1999, the Company shall, within five days after the occurrence of the Star Sale, repurchase from Advantage (i) all of the Shares for the Share Repurchase Price and (ii) the Note for the Note Repurchase Price. Within one business day after the occurrence of the Star Sale, the Company shall give Advantage written notice of such occurrence, the Repurchase Date, the Share Repurchase Price and the Note Repurchase Price.

         (b) Method of Payment. Payment of the Repurchase Price shall be made by wire transfer of immediately available funds to an account of Advantage specified by Advantage by written notice to the Company at least one business day prior to the Repurchase Date.

         (c) Late Payment Fee. If for any reason (other than the fault of Advantage) the Repurchase Price is not paid when due within five days after the occurrence of the Star Sale, the Company shall pay Advantage a late payment fee equal to one-half of one percent of the Repurchase Price per day for each day after such fifth day until the Repurchase Date.

         3.       ADVANTAGE REPRESENTATIONS, WARRANTIES, ETC.

         Advantage represents and warrants to, and covenants and agrees with, the Company as follows:

         (a) Repurchase Agreement. This Agreement has been duly and validly authorized, executed and delivered on behalf of Advantage and is a valid and binding agreement of Advantage enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditorsAE rights generally.

         (b) Title to the Shares and the Note. Advantage is the beneficial owner of the Shares and the Note and, if the Repurchase is consummated, the Shares and the Note will be transferred to the Company free and clear of all claims, liens, security interests, pledges, charges, and other encumbrances.

         4.       COMPANY REPRESENTATIONS, WARRANTIES, ETC.

         The Company represents and warrants to, and covenants and agrees with, Advantage that:

         (a) Repurchase Agreement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditorsAE rights generally.

         (b) Non-contravention. The execution and delivery by the Company of this Agreement do not and the consummation by the Company of the transactions contemplated hereby, including without limitation the Repurchase, will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any terms of the Certificate of Incorporation or By-laws of the Company, (ii) conflict with or result in a breach by the Company of any of the material terms or provisions of, or constitute a material default under, or result in or give to others any rights of termination, amendment, modification, acceleration or cancellation of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company or its properties or assets is bound or affected, (iii) violate or contravene any applicable law (including without limitation Section 160(a) of the Delaware General Corporation Law), rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

         (c) Approvals. No authorization, approval or consent of, or filing with, any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained or made by the Company for the execution or delivery by the Company of this Agreement or the consummation of the transactions contemplated hereby, including, without limitation, the Repurchase.

         (d) Solvency. Prior to and after giving effect to the Repurchase the Company will be Solvent. "Solvent" at any time shall mean that, at such time, the aggregate fair saleable value of the CompanyAEs assets is in excess of the total amount of its probable liabilities on its then existing debts as they become absolute and matured, the Company has not then incurred debts beyond its foreseeable ability to pay such debts as they mature, and the Company then has capital adequate to conduct the business it is then engaged in or is then about to engage in.

         5.       CERTAIN COVENANTS.

         (a) Restriction on Exchange. During the Repurchase Period if the Company is then in compliance with its obligations under the Principal Agreements in all material respects, Advantage agrees that it will not exercise its right to exchange or convert any of the Shares into shares of Common Stock, $.01 par value, of the Company. After the Repurchase Period, there shall be no restrictions on the number of Shares which may be exchanged or converted into Common Stock and the limitations on exchanges in Section 4(b) of the Exchange Agreement shall terminate and have no further force or effect.

         (b) Restriction on Transfer. During the Repurchase Period if the Company is then in compliance with its obligations under the Principal Agreements in all material respects, Advantage agrees that it will not sell, encumber, or otherwise transfer any interest in the Shares or the Note to any third party.

         (c) Certain Expenses. Whether or not the Repurchase occurs, the Company shall promptly pay or reimburse Advantage for all reasonable fees and expenses, including attorneys' fees and expenses, incurred by Advantage in connection with this Agreement and the transactions contemplated hereby.

         (d) Notice of Star Sale Cancellation. The Company shall give Advantage notice of the Star Sale Cancellation on the date thereof. The parties acknowledge that, if the Repurchase does not occur during the Repurchase Period, the restrictions on Advantage set forth in Sections 4(a) and 4(b) above shall terminate and Advantage shall be entitled to all of its rights and remedies under the Principal Agreements and any other agreements and instruments relating to the Shares and the Notes.

         6.       INDEMNIFICATION.

         (a) Indemnity Obligation. To the extent permitted by law, the Company will indemnify and hold harmless Advantage and its directors, officers, agents, representatives, and controlling persons (each, an "Indemnified Person") from and against all losses, claims, damages, liabilities, and expenses (including reasonable legal fees and expenses) (collectively, "Claims") incurred by any of them arising out of or in connection with Claims pertaining to this Agreement, the Repurchase, or the circumstances giving rise to this Agreement which are brought or asserted by third parties which are not affiliated with Advantage (collectively, "Third Party Claims"). This Section 6 shall be Advantage's sole remedy against the Company for Claims which constitute Third Party Claims.

         (b) Indemnity Procedure. Promptly after receipt by an Indemnified Person of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against the Company under this Section 5, deliver to the Company a written notice of the commencement thereof and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel selected by the Company but reasonably acceptable to the Indemnified Person; provided, however, that an Indemnified Person shall have the right to retain its own counsel with the fees and expenses to be paid by the Company if, in the reasonable opinion of counsel retained by the Company, the representation by such counsel of the Indemnified Person and the Company would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel in the aggregate for all Indemnified Persons and all indemnified persons pursuant to similar indemnification obligations of the Company relating to the repurchase of other shares of Preferred Stock; such legal counsel shall be selected by the holders of a majority in interest of the Preferred Stock on the date hereof. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnified Person under this
Section 6, except to the extent that the Company is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable. No Indemnified Party shall, without the written consent of the Company, settle, compromise or pay any Claim or consent to the entry of judgment with respect thereto.

         7.       MISCELLANEOUS.

         (a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed entirely within such Commonwealth.

         (b) Counterparts. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

         (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         (e) Amendments. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the Advantage or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only in the specific instance and for the purpose for which given. No course of dealing between the parties hereto shall operate as an amendment of this Agreement.

         (f) Waivers. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealings between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

         (g) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be delivered personally (which shall include telephone line facsimile transmission with answer back confirmation) or by courier and shall be effective upon receipt, in the case of the Company addressed to the Company at its address shown in the introductory paragraph of this Agreement, Attention: Director of Finance (telephone line facsimile transmission number (781) 676-7330 or, in the case of Advantage, at its address or telephone line facsimile transmission number shown on the signature page of this Agreement, with a copy to Genesee International, Inc., 10500 N.E. 8th Street, Suite 1920, Bellevue, Washington 98004-4332 (telephone line facsimile transmission number (425) 462-4645) or such other address or telephone line facsimile transmission number as a party shall have provided by notice to the other party in accordance with this provision.

         (h) Assignment. Neither party may sell, assign, transfer, or otherwise convey any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other party and this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

         (i) Survival of Representations and Warranties. The respective representations, warranties, covenants and agreements of Advantage and the Company contained in this Agreement or made by them, respectively, pursuant to this Agreement shall survive the delivery of payment for the Shares and the Note and shall remain in full force and effect regardless of any investigation made by or on behalf of them or any person controlling or advising any of them.

         (j) Entire Agreement. This Agreement sets forth the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, with respect thereto. Notwithstanding the foregoing, the parties agree and acknowledge that, except as expressly provided herein, nothing contained in this Agreement shall constitute an amendment to any of the Principal Agreements, each of which remains unamended and in full force and effect.

         (k) Further Assurances. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

         (l) Press Releases. The Company and Advantage shall have the right to review before issuance any press releases with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of Advantage, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although Advantage shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

         (m) Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the Advantage and the Company by their respective officers or other representatives thereunto duly authorized as of the date first set forth above.

                             ADVANTAGE FUND LIMITED



                             By:   /s/
                                -------------------------------------
                                Name:  Inter Caribbean Services, Ltd.
                                Title: Secretary

                                Address:     c/o CITCO
                                             Kaya Flamboyan 9
                                             Curatao, Netherlands Antilles

                                             Facsimile No.:  011-599-9732-2008

                            PALOMAR MEDICAL TECHNOLOGIES, INC.



                             By:    /s/  Louis P. Valente
                                -------------------------------
                                Name:    Louis P. Valente
                                Title:   Chief Executive Officer